UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: June 20, 2016
Date of Report: June 23, 2016

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

                                Arrangements of Certain Officers.

(d)                      The Board of Directors of Macy's, Inc. ("Macy's") announced today that Terry J. Lundgren, Macy's CEO since 2003 and Chairman since 2004, will transition the title of CEO to Jeff Gennette in the first quarter of 2017.  The transition is part of the board of directors' succession plan that included Gennette's election as President of Macy's, Inc. in 2014. Beyond the first quarter of 2017, Mr. Lundgren will continue as Executive Chairman of the Company and continue to work with Mr. Gennette as President and CEO.

                           On June 20, 2016, the Board of Directors elected Mr. Gennette, age 55, to serve as an employee member of Macy's board of directors effective as of June 23, 2016.

Item 9.01.          Financial Statements and Exhibits.

(d)                       Exhibits

               99.1     Press Release of Macy's dated June 23, 2016.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: June 23, 2016	By: /s/ Dennis J. Broderick Name: Dennis J. Broderick Title: Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Index

Number

99.1                 Press Release of Macy's dated June 23, 2016.